UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2026

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	000-26584	91-1691604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. First Avenue, Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

Registrant's telephone number (including area code) (509) 527-3636

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BANR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, Banner Corporation (“Banner”) and Pacific Financial Corporation (“Pacific Financial”) entered into that certain Agreement and Plan of Merger, dated as of April 30, 2026 (the “Merger Agreement”), pursuant to which Pacific Financial will merge with and into Banner (the “Merger”).

On August 11, 2026, the Washington State Department of Financial Institutions-Division of Banks granted approval of the Merger subject to approval by the Federal Deposit Insurance Corporation (“FDIC”) and Federal Reserve. On August 12, 2026, the FDIC granted approval of the Merger, subject to approval by the Federal Reserve.

On August 12, 2026, Pacific Financial held a special meeting of its shareholders to approve the Merger Agreement. On August 13, 2026, Pacific Financial issued a press release announcing that the shareholders of Pacific Financial voted to approve the Merger Agreement.

The parties expect the closing of the Merger to occur in the third quarter of 2026, subject to the remaining regulatory approvals and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

Caution Regarding Forward-Looking Statements

This report contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including all statements in this report that are not historical facts or that relate to future plans or events. These forward-looking statements include, but are not limited to, statements relating to the expected timing of the Merger. Such statements are based on information available at the time of communication and are based on current beliefs and expectations of Banner’s management and are subject to risks and uncertainties, many of which are beyond Banner’s control, which could cause actual events or results to differ materially from those projected, anticipated or implied. This risks and uncertainties include, but are not limited to, the risk that the parties may not meet expectations regarding the timing of the proposed Merger, that required regulatory approvals may not be obtained or such approvals may be more difficult, time-consuming or costly than expected, there may be challenges in satisfying the other conditions to completion of the Merger, or the Merger may fail to close for any other reason. Any forward-looking statements are based on information as of the date of filing of this report. Banner undertakes no obligation to update or revise any forward-looking statement, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: August 13, 2026	By: /s/ Robert G Butterfield
Robert G Butterfield
Executive Vice President, Treasurer and Chief Financial Officer